              DIRECTORS
       -------------------------
           W. THACHER BROWN
         JOHN GILRAY CHRISTY
          MORRIS LLOYD, JR.
          J. LAWRENCE SHANE



               OFFICERS
       -------------------------
           JOHN H. DONALDSON
               President
          ANNA M. BENCROWSKY
            Vice President
             and Secretary
           CLIFFORD D. CORSO
            Vice President




          INVESTMENT ADVISOR                                 1838
        -------------------------
       1838 INVESTMENT ADVISORS, INC.              BOND--DEBENTURE TRADING FUND
  FIVE RADNOR CORPORATE CENTER, SUITE 320            -------------------------
         100 MATSONFORD ROAD                       FIVE RADNOR CORPORATE CENTER,
          RADNOR, PA 19087
                                                          SUITE 320

                                                      100 MATSONFORD ROAD

               CUSTODIAN                                RADNOR, PA 19087
        -------------------------
   REPUBLIC NATIONAL BANK OF NEW YORK
            452 FIFTH AVENUE                                 LOGO
           NEW YORK, NY 10018

                                                         Annual Report

              TRANSFER AGENT                            March 31, 1999
       -------------------------
FIRST CHICAGO TRUST COMPANY OF NEW YORK
             P.O. BOX 2500
      JERSEY CITY, NJ 07303-2500




                COUNSEL
       -------------------------
          PEPPER HAMILTON LLP
         3000 TWO LOGAN SQUARE
       EIGHTEENTH & ARCH STREETS
        PHILADELPHIA, PA 19103




               AUDITORS
       -------------------------
      PRICEWATERHOUSECOOPERS LLP
        2400 ELEVEN PENN CENTER
        PHILADELPHIA, PA 19103

                                                                 April 13, 1999


TO THE SHAREHOLDER:

The Fund ended the fiscal year March 31,1999 with a Net Asset Value of $22.20 per share. This represents a 2.3% decrease from $22.70 per share at the end of the March 31, 1998 Fiscal Year and a 0.6% increase from $22.07 per share at December 31,1998. On March 31,1999, the closing price on the New York Stock Exchange for the Fund's stock was $20.6875 per share, representing a 6.8% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------

                                 10 Years        5 Years        2 Years        1 Year        Quarter
                                to 3/31/99     to 3/31/99     to 3/31/99     to 3/31/99     to 3/31/99
------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                 159.28%        51.36%         24.08%         4.91%         --1.11%
Average of 18 Other
Closed-End Bond Funds(2)          144.78%        47.57%         19.18%         4.86%         --0.45%
Salomon Bros. Bond Index(3)       168.68%        55.08%         24.34%         5.86%         --2.81%

(1) - This is historical information and should not be construed as indicative of likely future performance.

(2) - Source: Lipper Inc.

(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.


On March 18,1999 the Board of Directors declared a dividend payment of $0.38 per share payable May 4,1999 to shareholders of record on April 8,1999. Looking forward, the Fund does have some bond holdings that have relatively high coupon rates and are subject to redemption by their issuers. Holdings that are potentially affected total 2.5% of the Fund's net assets within the next 12 months and 5.5% within the next 2 years. The quarterly dividend rate of the Fund will be adversely affected by a reduction in the rate of income. The precise level of impact on the Fund's dividend will not be known until the rate of income on the reinvestment is known.

During the first quarter of 1999, yields on U.S. Treasury bonds rose in response to a stronger than expected domestic economy and a reduction in fears concerning various emerging markets. The benchmark 30-year Treasury bond yield rose from 5.09% at year-end to 5.63% at March 31,1999. Corporate bond yields did not rise as much as Treasury yields because the combination of the strength in the economy coupled with the alleviation of fears resulted in narrower yield premiums on most corporate bonds relative to the benchmark Treasury. We would also cite the continuing low level of inflation as a key fundamental support for the U.S. bond market.

During the 12-month period end March 31,1999, long term U.S. Treasury rates fell from 5.93% a year ago to the 5.63% level, having reached a low of 4.72% in October 1998. The period was also characterized by the extreme volatility in relative yield spreads on Corporate and Emerging Market bonds resulting from economic crises in Asia and Russia as well as the well-publicized difficulties of several large hedge funds. The Fund's performance benefited from the general rise in bond prices corresponding to the decline in interest rates and from the reduction in exposure to overseas credits prior to the volatility as discussed in previous quarterly reports.

The table below updates the portfolio quality of the Fund's assets compared to the end of recent prior fiscal years:
--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------

                    U.S. Treasuries,
                       Agencies &                                                           B and        Not
  Period Ended          AAA Rated           AA           A           BBB          BB        Lower       Rated
-------------------------------------------------------------------------------------------------------------
March 31, 1999            16.9%           3.4%         29.2%        44.6%        5.3%        0.3%        0.3%
March 31, 1998            19.9%           0.0%         31.9%        44.0%        3.0%        0.9%        0.3%
March 31, 1997            22.3%           1.3%         31.9%        34.5%        9.3%        0.4%        0.3%
March 31, 1996            31.4%           1.2%         26.2%        27.4%        9.6%        3.9%        0.3%

Based upon a return to stability in the markets and a continued positive outlook for the Corporate sector, management of the Fund is comfortable with the level of credit exposure in the Fund's portfolio holdings. At this time, we would anticipate reinvestment of the proceeds of any bond redemptions within the Investment Grade corporate sector.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. To participate in the plan, please contact First Chicago Trust Co. of New York, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.



                                                   Sincerely,


                                                   /s/ John H. Donaldson
                                                   -----------------------------
                                                   John H. Donaldson CFA
                                                   President

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of 1838 Bond-Debenture Trading Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund (the "Fund") at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
April 23, 1999

SCHEDULE OF INVESTMENTS                                MARCH 31, 1999

                                                                       Moody's/
                                                                      Standard &
                                                                        Poor's        Principal       Identified Cost      Value
                                                                       Rating**    Amount (000's)         (Note 2)       (Note 1)
                                                                     -----------  ----------------   ----------------  -------------
LONG-TERM DEBT SECURITIES (97.06%)
ELECTRIC UTILITIES (9.53%)
Calpine Corp Sr. Notes, 7.75%, 04/15/09 ...........................    Ba2/BB          $   250        $    249,845     $    250,938
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .......    Ba1/BB+           1,800           1,662,876        1,979,928
CMS Energy Cap Sr. Notes, 7.50%, 01/15/09 .........................    Ba3/BB            1,000           1,000,000        1,006,361
Hydro-Quebec Debs. 8.25%, 04/15/26 ................................     A2/A+            1,550           1,475,994        1,820,599
Midamerican Funding LLC, 6.927%, 03/01/29 144A ....................   Baa1/BBB+            500             500,000          499,172
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ..................   Baa3/BBB           1,000           1,028,220        1,082,050
Utilicorp United Inc., Sr. Note 8.27%, 11/15/21 ...................   Baa3/BBB           1,000           1,090,000        1,134,550
                                                                                                      ------------     ------------
                                                                                                         7,006,935        7,773,598
                                                                                                      ------------     ------------
FINANCIAL (17.18%)
Chrysler Financial Corp., Debs., 12.75%, 11/01/99 .................     A1/A+            1,000           1,090,125        1,041,876
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 .........     Aa3/A            2,000           2,012,070        2,084,994
EOP Operating LP, Sr. Notes 7.25%, 02/15/18 .......................   Baa1/BBB           1,000             991,900          967,520
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ................    A1/BBB+           2,000           1,993,370        2,085,398
HSBC America Capital II, 8.38%, 05/15/27 144A .....................    A2/BBB+           2,500           2,570,605        2,592,980
Liberty Property Trust, 7.50%, 01/15/18 ...........................   Baa3/BBB-          1,000             998,430          881,400
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 .................   Baa3/BBB           1,000           1,150,640        1,040,430
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 .................   Baa3/BBB           1,500           1,634,965        1,900,020
Spieker Properties Inc., Notes, 7.875%, 12/01/16 ..................   Baa2/BBB           1,000           1,001,830        1,026,330
West Deutsche LB, Sub. Notes, 6.05%, 01/15/09 .....................    Aa1/AA+             400             398,988          390,577
                                                                                                      ------------     ------------
                                                                                                        13,842,923       14,011,525
                                                                                                      ------------     ------------

INDUSTRIAL & MISCELLANEOUS (37.32%)
Apache Corp., Notes, 7.70%, 03/15/26 ..............................   Baa1/BBB+            500             525,280          519,853
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 ..........     B1/B+              250             255,625          263,750
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 ...................   Baa1/BBB+          1,500           1,503,520        1,495,014
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ....................   Baa2/BBB           1,000           1,059,240        1,116,804
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ................   Baa2/BBB           2,000           2,157,020        2,247,836
Harcourt General Inc., Debs. 7.30%, 08/01/97 ......................   Baa2/BBB           1,500           1,488,886        1,379,809
K N Energy Inc., Debs., 8.75%, 10/15/24 ...........................   Baa2/BBB-          1,150           1,263,799        1,277,029
Mark IV Industries, Inc., Sr. Sub. Notes, 7.75%, 04/01/06 .........    Ba2/BB-             500             462,650          482,908
May Department Stores Co., Debs., 10.75%, 06/15/18 ................     A1/A               150             154,385          158,298
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 .....   Baa3/BBB-          2,050           2,163,503        2,347,840
News America Holdings Inc., Notes, 7.90%, 12/01/95 ................   Baa3/BBB-          1,400           1,298,624        1,464,632
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ..................     A2/A             3,000           3,007,020        3,225,390
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 .............    Baa1/A-           2,000           1,990,780        1,934,362
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 ..................     A1/A+            2,000           1,977,920        2,106,174
Time Warner Inc., Debs., 9.15%, 02/01/23 ..........................   Baa3/BBB           3,000           3,159,700        3,753,042
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ..............    Ba1/BB              500             498,875          519,450
TRW Inc., Medium Term Notes, 9.25%, 12/30/11 ......................   Baa1/BBB             275             326,324          331,254
TRW Inc., Sr. Notes, 9.375%, 04/15/21 .............................   Baa1/BBB             303             320,893          367,254
Union Camp Corp., Debs., 9.25%, 02/01/11 ..........................     A2/A-            1,500           1,486,305        1,784,099
Union Pacific Resources Notes 7.00%, 10/15/06 .....................   Baa3/BBB-            750             728,985          732,757
Western Atlas Inc., Debs., 8.55%, 06/15/24 ........................     A2/A             2,539           2,651,998        2,934,475
                                                                                                      ------------     ------------
                                                                                                        28,481,332       30,442,030
                                                                                                      ------------     ------------


   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS--continued                     MARCH 31, 1999



                                                                Moody's/
                                                               Standard &
                                                                 Poor's        Principal      Identified Cost       Value
                                                                Rating**    Amount (000's)        (Note 2)         (Note 1)
                                                              -----------  ----------------  -----------------  -------------
TELEPHONE & COMMUNICATIONS (7.84%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ........    Baa3/BBB       $  1,000       $ 1,120,000     $ 1,189,292
MCI Worldcom Inc., Sr. Note., 6.95%, 08/15/28 ..............   Baa2/BBB+          1,500         1,485,975       1,529,508
New York Telephone Co. Debs., 9.375%, 07/15/31 .............     A2/A+            1,250         1,426,113       1,401,423
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 .......     A2/AA-           2,000         1,991,940       2,275,460
                                                                                              -----------     -----------
                                                                                                6,024,028       6,395,683
                                                                                              -----------     -----------
TRANSPORTATION (8.78%)
AMR Corp., Debs., 10.00%, 04/15/21 .........................   Baa2/BBB-          2,000         2,148,940       2,484,180
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ...........     A1/A+            1,000         1,000,000       1,577,387
Ford Holdings, Inc., Gtd. 9.30%, 03/01/20 ..................      A1/A            1,000         1,117,790       1,266,285
Ford Motor Co., Debs., 8.90%, 02/15/32 .....................      A1/A            1,500         1,480,350       1,830,471
                                                                                              -----------     -----------
                                                                                                5,747,080       7,158,323
                                                                                              -----------     -----------
MORTGAGE BACKED SECURITIES (3.84%)
FNMA Pool #313411, 7.00%, 03/01/04 .........................     NR/NR              917           927,883         938,915
GNMA Pool #780374, 7.50%, 12/15/23 .........................     NR/NR              575           569,947         592,399
GNMA Pool #417239, 7.00%, 02/15/26 .........................     NR/NR            1,579         1,602,051       1,604,144
                                                                                              -----------     -----------
                                                                                                3,099,881       3,135,458
                                                                                              -----------     -----------
TAXABLE MUNICIPAL BONDS (1.92%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 ........    Aaa/AAA             500           551,875         540,000
North Dakota State Municipal Bond Bank, Water Sys. Rev.,
 10.50%, 04/01/14 ..........................................    Aaa/AAA           1,000         1,159,780       1,025,530
                                                                                              -----------     -----------
                                                                                                1,711,655       1,565,530
                                                                                              -----------     -----------
U.S. GOVERNMENT (10.65%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ......................     NR/NR            1,600         2,120,750       2,057,000
U.S. Treasury Bonds, 8.125%, 05/15/21 ......................     NR/NR            1,000         1,016,406       1,270,313
U.S. Treasury Bonds, 6.25%, 08/15/23 .......................     NR/NR              500           548,125         523,594
U.S. Treasury Bonds, 7.875%, 02/15/21 ......................     NR/NR            3,900         4,051,031       4,831,125
                                                                                              -----------     -----------
                                                                                                7,736,312       8,682,032
                                                                                              -----------     -----------
TOTAL LONG-TERM DEBT SECURITIES ............................                                   73,650,146      79,164,179
                                                                                              -----------     -----------
                                                                               Shares
                                                                              --------
INVESTMENT COMPANIES (1.02%)
High Yield Plus Fund .......................................                     33,333           228,425         239,581
Republic US Govt Money Market Fund-Reg .....................                    591,860           591,860         591,860
                                                                                              -----------     -----------
                                                                                                  820,285         831,441
                                                                                              -----------     -----------
TOTAL INVESTMENTS (98.08%) .................................                                  $74,470,431*    $79,995,620
                                                                                              ============    ===========
OTHER ASSETS AND LIABILITIES (1.92%) .......................                                                    1,563,878
                                                                                                              -----------
NET ASSETS (100.00%) .......................................                                                  $81,559,498
                                                                                                              -----------

* The cost for federal income tax purposes was $74,522,618. The aggregate gross unrealized appreciation in which there was an excess of fair value over tax cost was $6,220,634 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $747,632.
**Ratings for debt securities are unaudited.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 3.8% of net assets.

Legend
------
Ctfs -- Certificates
Debs -- Debentures
Gtd -- Guaranteed
Sr -- Senior
Sub -- Subordinated


   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999


Assets:
   Investment in securities at value (identified cost $74,470,431) (Note 1)     $ 79,995,620
   Interest receivable .....................................................       1,657,865
                                                                                ------------
     TOTAL ASSETS ..........................................................      81,653,485
                                                                                ------------
Liabilities:
   Due to Advisor ..........................................................          26,177
   Accrued expenses payable ................................................          67,810
                                                                                ------------
     TOTAL LIABILITIES .....................................................          93,987
                                                                                ------------
Net assets: (equivalent to $22.20 per share based on 3,673,258 shares
   of capital stock outstanding) ...........................................    $ 81,559,498
                                                                                ============
NET ASSETS consisted of:
   Par value ...............................................................    $  3,673,258
   Capital paid-in .........................................................      72,405,142
   Undistributed net investment income .....................................           8,096
   Accumulated net realized loss on investments ............................         (52,187)
   Net unrealized appreciation on investments ..............................       5,525,189
                                                                                ------------
                                                                                $ 81,559,498
                                                                                ============


STATEMENT OF OPERATIONS
For the year ended March 31, 1999
Investment Income:
   Interest ............................................................                   $  6,149,546
   Dividends ...........................................................                         47,989
                                                                                           ------------
     Total Investment Income ...........................................                      6,197,535
                                                                                           ------------
Expenses: ..............................................................
   Investment advisory fees (Note 4) ...................................    $  465,542
   Transfer agent fees .................................................        35,507
   Insurance ...........................................................        13,000
   Directors' fees and expenses ........................................        24,000
   Audit fees ..........................................................        25,000
   State and local taxes ...............................................        16,910
   Legal fees and expenses .............................................         8,847
   Reports to shareholders .............................................        15,044
   Custodian fees ......................................................         7,025
   Miscellaneous .......................................................        25,971
                                                                            ----------
     Total Expenses ....................................................                        636,846
                                                                                           ------------
        Net Investment Income ..........................................                      5,560,689
                                                                                           ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized gain from security transactions ........................                        340,192
                                                                                           ------------
   Unrealized appreciation of investments:
     Beginning of year .................................................     7,350,696
     End of year .......................................................     5,525,189
                                                                            ----------
        Change in unrealized appreciation of investments ...............                     (1,825,507)
                                                                                           ------------
          Net realized and unrealized loss on investments ..............                     (1,485,315)
                                                                                           ------------
          Net increase in net assets resulting from operations .........                   $  4,075,374
                                                                                           ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Year ended         Year ended
                                                                                  March 31, 1999     March 31, 1998
                                                                                 ----------------   ---------------
Increase (decrease) in net assets:
Operations:
 Net investment income .......................................................     $  5,560,689      $  5,528,166
 Net realized gain from security transactions (Note 2) .......................          340,192           164,027
 Change in unrealized appreciation of investments ............................       (1,825,507)        7,586,669
                                                                                   ------------      ------------
 Net increase in net assets resulting from operations ........................        4,075,374        13,278,862
                                                                                   ------------      ------------
Dividends to shareholders from net investment income .........................       (5,472,586)       (5,528,166)
Dividends to shareholders in excess of net investment income .................               --           (86,494)
Distributions to shareholders from net realized gain .........................         (422,993)           (5,422)
                                                                                   ------------      ------------
                                                                                     (5,895,579)       (5,620,082)
                                                                                   ------------      ------------
Capital share transactions:
 Net asset value of shares issued to shareholders in reinvestment of dividends
   from net investment income (Note 5) .......................................                0                 0
                                                                                   ------------      ------------
 Increase (decrease) in net assets ...........................................       (1,820,205)        7,658,780
Net Assets:
 Beginning of year ...........................................................       83,379,703        75,720,923
                                                                                   ------------      ------------
 End of year .................................................................     $ 81,559,498      $ 83,379,703
                                                                                   ============      ============

================================================================================
                 HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

    1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed First
    Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.
================================================================================




   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.



                                                                             Year Ended March 31,
                                                      -------------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
                                                      -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance
Net asset value, beginning of year ................     $ 22.70       $ 20.61       $ 21.15       $ 20.64       $ 21.45
                                                        -------       -------       -------       -------       -------
 Net investment income ............................        1.52          1.51          1.51          1.58          1.58
 Net unrealized and realized gain (loss) on
   investments ....................................      ( 0.41)         2.11         (0.49)         0.61         (0.67)
                                                        -------       -------       -------       -------       -------
Total from investment operations ..................        1.11          3.62          1.02          2.19          0.91
                                                        -------       -------       -------       -------       -------
Less distributions
 Dividends from net investment income .............       (1.48)        (1.51)        (1.51)        (1.58)        (1.58)
 Dividends in excess of net investment income              0.00         (0.02)        (0.02)         0.00         (0.01)
 Distributions from net realized gain .............       (0.13)        (0.00)         0.00         (0.06)         0.00
 Distributions from tax return of capital .........        0.00          0.00         (0.03)        (0.04)        (0.13)
                                                        -------       -------       -------       -------       -------
Total distributions ...............................       (1.61)        (1.53)        (1.56)        (1.68)        (1.72)
                                                        -------       -------       -------       -------       -------
Net asset value, end of year ......................     $ 22.20       $ 22.70       $ 20.61       $ 21.15       $ 20.64
                                                        =======       =======       =======       =======       =======
Per share market price, end of year ...............     $ 20.69       $ 20.81       $ 19.75       $ 21.25       $ 20.13
                                                        =======       =======       =======       =======       =======
Total Investment Return
 Based on market value ............................        7.28%        13.11%         0.28%        13.91%         3.41%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ..............     $81,559       $83,380       $75,721       $77,581       $75,384
 Ratio of expenses to average net assets ..........        0.77%         0.85%         0.87%         0.86%         0.86%
 Ratio of net investment income to average net
   assets .........................................        6.70%         6.89%         7.27%         7.37%         7.83%
 Portfolio Turnover Rate ..........................       17.89%        18.88%        32.83%        43.25%        35.38%
Number of shares outstanding at the end of year
 (in 000's) .......................................       3,673         3,673         3,673         3,668         3,653

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At March 31, 1999, the Fund had invested 37.33% of its portfolio in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the year ended March 31, 1999:


                                                               Proceeds
                                               Cost of        from Sales
                                              Purchases      or Maturities
                                            -------------   --------------
    U.S. Government Securities ..........    $ 1,946,736     $ 1,912,814
    Other Investment Securities .........     14,195,127      12,515,483

Note 3 -- Capital Stock -- At March 31, 1999, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated
Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc. (the "Advisor"), advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess. Effective July 31, 1998, the Advisor became a wholly-owned subsidiary of MBIA, Inc. The terms of the Investment Advisory Agreement have not changed.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the years ended March 31, 1999 and 1998, the Fund issued zero shares under this Plan.
________________________________________________________________________________

SPECIAL TAX INFORMATION (Unaudited)

This information for the fiscal year ended March 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $265,626 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended March 31, 1999, all of which is designated as a 20% rate gain distribution.

DIVIDEND REINVESTMENT PLAN (Unaudited)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

================================================================================
             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
      Contact Your Transfer Agent, First Chicago Trust Company of New York,
     P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498
================================================================================